Consent of Independent Registered Public Accounting Firm

The Board of Directors
Nationwide Life and Annuity Insurance Company:

We consent to the use of our reports with respect to Nationwide VA Separate Account-C dated March 13, 2009 and Nationwide Life and Annuity Insurance Company dated April 10, 2009, included herein, and to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information (File No. 033-66496).

/s/ KPMG LLP

Columbus, Ohio
April 27, 2009